                                                                     EXHIBIT 4.2


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                           FORM OF WARRANT AGREEMENT


                                     BETWEEN


                           REALTRUST ASSET CORPORATION


                                       AND


                      AMERICAN SECURITIES TRANSFER & TRUST
                                  INCORPORATED


                           DATED AS OF APRIL ___, 1998


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
                                TABLE OF CONTENTS


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Section 1. Appointment of Warrant Agent ..............................     1

Section 2. Limitation on Issue .......................................     1

Section 3. Date, Denomination and Execution of Warrant Certificates ..     2

Section 4. Issue of Warrant Certificate ..............................     2

Section 5. Split-up, Combination and Exchange of Warrant Certificates      3

Section 6. Mutilated, Destroyed, Lost or Stolen Warrant Certificates .     3

Section 7. Exercise of Warrant Certificates and Exercise Price .......     3

Section 8. Adjustments of Exercise Price .............................     6

Section 9. Reorganization, Consolidation, Merger, Sale of Assets .....     8

Section 10. Fractional Interests .....................................     9

Section 11. Warrant Certificate Holder Not Deemed a Stockholder ......     9

Section 12. Rights of Action .........................................     9

Section 13. Agreement of Warrant Certificate Holders .................     9

Section 14. Cancellation of Warrant Certificates .....................    10

Section 15. Concerning the Warrant Agent .............................    10

Section 16. Merger or Consolidation or Change of Name of Warrant Agent    10

Section 17. Duties of Warrant Agent ..................................    11

Section 18. Change of Warrant Agent ..................................    12

Section 19. Issuance of New Warrant Certificates .....................    13

Section 20. Notices ..................................................    13

Section 21. Modification of Agreement ................................    14

Section 22. Successors ...............................................    14

Section 23. Governing Law ............................................    14
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
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Section 24. Benefits of This Agreement ...............................    14

Section 25. Descriptive Headings .....................................    14

Section 26. Counterparts .............................................    15

EXHIBIT A ............................................................    A-1

EXHIBIT B ............................................................    B-1

                                WARRANT AGREEMENT

        THIS WARRANT AGREEMENT (this "Agreement"), dated as of April ___, 1998, is made and entered into by and between REALTRUST ASSET CORPORATION, a Maryland corporation (the "Company"), and AMERICAN SECURITIES TRANSFER & TRUST INCORPORATED, as warrant agent (the "Warrant Agent").

                                WITNESSETH THAT:

        WHEREAS this Agreement is made with reference to the following facts:

        A. The Company has authorized the issuance of up to 5,750,000 units ("Units") of its securities, each unit consisting of one share of its common stock, par value $0.001 per share, (the "Common Stock"), and one warrant to purchase one share of Common Stock (each a "Common Stock Warrant"), entitling the holders thereof to purchase 5,750,000 additional shares of its Common Stock as provided in this Agreement, which Common Stock Warrant is to be attached initially to the shares of Common Stock issued as provided in Paragraph E below;

        B. The Company has entered into an underwriting agreement, dated as of April __, 1998 (the "Underwriting Agreement"), with Stifel, Nicolaus & Company, Incorporated, as representative (the "Representative") of the several underwriters named in Schedule 1 to the Underwriting Agreement (the "Underwriters");

        C. The Company has agreed to issue warrants to the Representative (the "Representative's Warrants"), entitling the Representative to purchase shares of Common Stock equal to three percent of the Units sold in the Company's initial public offering (150,000 shares of Common Stock if the Optional Units (as defined in the Underwriting Agreement) are not purchased or 172,500 shares of Common Stock if all of the Optional Units are purchased).

        D. The Units are to be purchased from the Company by the Underwriters and thereafter, subject to the terms of the Underwriting Agreement, offered to the public pursuant to the Registration Statement referred to in Section 7;

        E. In accordance with Section 3 of this Agreement, six months after the issuance of the Units, the Common Stock Warrants will automatically detach from the shares of Common Stock comprising the Units, and thereafter may be transferred separately therefrom.

        F. In accordance with Section 7 of this Agreement, the Common Stock Warrants and the Representative's Warrants shall not be exercisable until six months after issuance.

        G. The Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange, replacement and exercise of the Common Stock Warrants and the Representative's Warrants (collectively, the "Warrants");

        NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth in this Agreement, the parties hereto agree as follows:

        Section 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

        Section 2. Limitation on Issue. Subject to Sections 4, 6 and 8 of this Agreement, the Company may execute and deliver to the Warrant Agent for countersignature, and the Warrant Agent shall, upon written order of the Company signed by its President or a Vice President, thereupon countersign and deliver certificates evidencing the Warrants (the "Warrant Certificates") to the Company. Such Warrant Certificates shall evidence 5,150,000 Warrants (consisting of 5,000,000 Common Stock Warrants and 150,000 Representative's Warrants) and, if the over-allotment option is exercised pursuant to Section 2(c) of the Underwriting Agreement, such Warrant Certificates shall evidence 5,922,500 Warrants (consisting of 5,750,000 Common Stock Warrants and 172,500 Representative's Warrants.

        Section 3. Date, Denomination and Execution of Warrant Certificates. The Warrant Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit A hereto, in the case of the Common Stock Warrants, and Exhibit B hereto, in the case of the Representative's Warrants, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates (a) upon initial issuance, shall be dated by the Warrant Agent as of the issue date of the Units or the Representative's Warrants, as applicable, and (b) upon transfer, exchange or an issuance of Warrants other than pursuant to the issuance of the Units or the initial issuance of the Representative's Warrants, as applicable, the Warrants shall be dated as of the date of issuance thereof. The Warrants shall entitle the holders thereof to purchase only whole shares of Common Stock at the price per share set forth therein, subject to adjustments as provided in this Agreement, and to be paid the value of any fractional shares as provided in Section 10 hereof.

        The Warrant Certificates shall be executed on behalf of the Company by its President or a Vice President, by the Secretary or an Assistant Secretary, by manual or facsimile signature, and shall have affixed thereto a facsimile of the Company's seal. The Warrant Certificates shall be mutually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In the event any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company, whether before or after countersignature by the Warrant Agent and issue and delivery thereof by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company.

        The Common Stock Warrants issued on the issue date of the Units shall be attached to the corresponding shares of Common Stock comprising the Units. However, on the date six months after the date of issuance of the Units (the "Detachment Date"), the Common Stock Warrants shall automatically detach from the Common Stock and thereafter may be transferred separately therefrom.

        Section 4. Issue of Warrant Certificate. Subsequent to their original issuance, no Warrant Certificates shall be issued except (a) Warrant Certificates based upon transfers thereof in accordance with Section 13 of this Agreement, (b) Warrant Certificates issued upon the partial exercise of any Warrant to evidence the unsubscribed portion of such Warrant, (c) Warrant Certificates issued upon any combination, split-up or exchange of Warrant Certificates pursuant to Section 5 of this Agreement, (d) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 6 of this Agreement, and (e) Warrant Certificates to reflect any change in the Exercise Price (as hereinafter defined) and the number of shares of Common Stock purchasable thereunder and issued pursuant to Section 19 of this Agreement.

        The Warrant Agent shall keep or cause to be kept, at its principal office, books for registration and transfer of the Warrants issued under this Agreement. Such registers shall show the names and addresses of the respective holders of the Warrant Certificates and the numbers of shares of Common Stock which may be purchased by each issued Warrant.

        Section 5. Split-up, Combination and Exchange of Warrant Certificates. After the Detachment Date or, a Warrant Certificate or Warrant Certificates may be split-up, combined or exchanged for another Warrant Certificate or Warrant Certificates entitling the registered holder thereof to purchase a like aggregate number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitle him to purchase. Any registered holder of a Warrant Certificate desiring to split-up, combine or exchange Warrant Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender the Warrant Certificate or Warrant Certificates to be so split-up, combined or exchanged. Thereupon the Warrant Agent shall countersign and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such split-up, combination or exchange of Warrant Certificates.

        Section 6. Mutilated, Destroyed, Lost or Stolen Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the event of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to them of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company shall issue and the Warrant Agent shall countersign and deliver a new Warrant Certificate of like tenor for the same number of shares of Common Stock. Applicants for such substitute Warrant Certificates shall comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, destroyed or mutilated Warrant Certificate shall be at any time enforceable by anyone.

        Section 7. Exercise of Warrant Certificates and Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the holder thereof, subject to the provisions of this Agreement, to purchase from the Company the number of whole shares of Common Stock stated in such Warrant Certificate, as such shares are constituted on the date of its exercise. The registered holder of any Warrant Certificate may exercise the Warrants in whole at any time, or in part from time to time (but not as to fractional shares of Common Stock), upon (a) surrender of said Warrant Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Warrant Agent at the principal office of the Warrant Agent in [ ], only after the opening of business on the Detachment Date and on or prior to the close of business on [ ], 2001, at


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
which time the Warrants shall be and become wholly void and of no value and all rights of the registered holders thereunder and under this Agreement shall cease, and (b) payment of the Exercise Price for each share of Common Stock as to which the Warrants are exercised. No adjustment shall be made for any cash dividends on any shares of Common Stock issuable on exercise of Warrants.

        A Warrant initially shall evidence the right to purchase one share of Common Stock subject to adjustment as provided in Section 8 of this Agreement. The Exercise Price for each whole share of Common Stock purchasable pursuant to the exercise of the Warrants shall be [ ] per whole share in lawful money of the United States of America, subject to adjustment as provided in Section 8 of this Agreement. Except as the context otherwise requires, the term "Exercise Price" as used in this Agreement shall mean the Exercise Price for each whole share of Common Stock purchasable upon exercise of the Warrants in effect as of any date and shall reflect all adjustments made in accordance with the provisions of
Section 8 through and at such date. Each Exercise Price shall continue in effect until further adjusted pursuant to the provisions of said Section 8.

        Payment of the Exercise Price may be made (a) in the form of cash or by certified or official bank check payable to the order of the Company or (ii) by surrendering additional Warrants or shares of Common Stock for cancellation to the extent the Company may lawfully accept shares of Common Stock in the Company. The value per share of such Common Stock used as payment of the Exercise Price being equal to the current market price per share of Common Stock determined in accordance with Section 8(e) hereof, and the value of a Warrant being equal to the difference between such current market price per share of Common Stock and the Exercise Price.

        Upon receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax, the Warrant Agent shall thereupon promptly (i) requisition from any transfer agent of the Common Stock of the Company certificates for the number of whole shares of Common Stock to be purchased, and (ii) promptly after receipt of such certificates cause the same to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be properly designated by such holder.

        If a Warrant Certificate is exercised with respect to less than all of the shares of Common Stock that may be subscribed for by the Warrants evidenced thereby, a new Warrant Certificate for the unexercised Warrants shall be issued by the Warrant Agent to the registered holder of such Warrant Certificate or to his duly authorized assigns.

        The Company covenants and agrees that it will cause to be reserved, out of its authorized and unissued shares of Common Stock, a number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants. As a condition precedent to the taking of any action which would result in the Exercise Price for each share of Common Stock issuable upon the exercise of Warrants being less than the par value per share of Common Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may comply with all of its obligations under this Agreement with respect to the exercise of the Warrants.

        The Company covenants and agrees that all the shares of Common Stock delivered upon exercise of the Warrants shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be validly authorized and issued and fully paid and non-assessable


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
shares. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes and charges which may be payable in respect of the issue or delivery of the Warrants or any shares of Common Stock upon the exercise of the Warrants. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer or delivery of the Warrants or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of the Warrant Certificate surrendered for exercise of the Warrants evidenced thereby or to issue or deliver any certificate for shares of Common Stock upon the exercise of any Warrant until any such tax shall have been paid (all such tax being payable by the holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

        The Company has filed a Registration Statement (File No. 333- ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") for the purpose of registering the sale of the Common Stock, the Warrants and the Common Stock issuable upon exercise of the Warrants. The Company covenants and agrees that it will take all action which may be necessary to keep effective the registration under the Securities Act of the shares of Common Stock issuable upon exercise of the Warrants and that it will use its best efforts to qualify such Common Stock for sale under the securities laws of such of the States of the United States as may be necessary to permit the free exercise of the Warrants in all of the States of the United States in which the Common Stock and the Warrants included in the Units are qualified, and to maintain such qualifications during the entire period in which the Warrants are exercisable; provided, however, that the Company shall not be required in connection with any such qualification to file a general consent to service of process or qualify to do business as a foreign corporation of any jurisdiction where it is not now so subject or qualified.

        The Company covenants and agrees that it shall take all action which may be necessary to cause the shares of Common Stock issuable upon exercise of the Warrants to be duly listed on the securities exchange in which the other shares of Common Stock of the Company are listed at the dates of exercise of the Warrants.

        Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of the Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made, provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Company are open.

        Section 8. Adjustments of Exercise Price. (a) In the event the Company after the date hereof shall (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock of the Company, or (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, or (v) issue shares of capital stock at a price below the greater of (a) [price to public] or (b) fair market value (provided that this clause (v) shall not apply to firm underwriting offerings), the exercise right and the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter surrendering such Warrant for exercise shall be entitled to


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
receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior to the record date for such action or to such action, as appropriate. An adjustment made pursuant to this Section 8(a) shall, in the case of a subdivision, combination or reclassification become effective retroactively immediately after the record date thereof. If, as a result of an adjustment made pursuant to this Section 8(a), the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be described in a certificate filed with the Warrant Agent) shall in good faith determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

        (b) In the event the Company after the date hereof shall distribute to all the holders of Common Stock any dividend or other distribution (other than a cash distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or any evidence of indebtedness or any assets in respect of the Common Stock, or rights to subscribe or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in Section 8(e)) at the record date referenced below, then, and thereafter successively upon each such distribution, the Exercise Price in effect immediately prior to such distribution shall forthwith be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution by a fraction the numerator of which shall be the current market price per share of Common Stock (as defined in Section 8(e)) at the record date referenced below, less then fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a certificate filed with the Warrant Agent) of the portion of such evidences of indebtedness or such assets so distributed, or of such subscription or purchase rights, applicable to one share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. An adjustment made pursuant to Section 8(b) shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

        (c) After each adjustment of the Exercise Price pursuant to Section 8(a) and 8(b), the total number of shares of Common Stock or fractional part thereof purchasable upon the exercise of each Warrant shall be proportionately adjusted to such number of shares or fractional part thereof as the total Exercise Price of the number of shares or fractional part thereof purchasable immediately prior to such adjustment will buy at the adjusted Exercise Price.

        (d) The certificate of any independent firm of public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computations under Sections 8(a) and 8(b).

        (e) For the purposes of Sections 7, 8(a) and 8(b) hereof, the current market price per share of Common Stock as of any date of determination shall be deemed to be the average of the daily closing prices for the consecutive 10 trading days preceding the day of determination. The closing price for the day shall be the last reported sale price regular way or, in case no such reported sale takes place on that day, the average of the reported closing bid and asked pries regular way, in either case as officially reported by the principal stock exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of closing bid and asked prices as furnished by the National


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
Association of Securities Dealers, Inc., through the National Association of Securities Dealers, Inc., Automated Quotation System ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information.

        (f) No adjustment of the Exercise Price shall be required under Sections 8(a) and 8(b) hereof if the amount of such adjustment is less than 1%; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Company shall take a record of holders of Common Stock for the purpose of entitling them to receive any dividend or distribution and thereafter and before the distribution to stockholders of any such dividend or distribution, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment of the Exercise Price shall be required by reason of the taking of such record. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        (g) Whenever the Exercise Price is adjusted pursuant to this Section 8, the Company shall promptly file with the Warrant Agent and with each transfer agent for the Common Stock a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the events requiring the adjustment, the method by which such adjustment was calculated, and specifying the Exercise Price and the number or kind or class of shares or other securities or property purchasable upon exercise of the Warrants after giving effect to such adjustment, and will cause to be mailed, first class, postage prepaid a summary thereof to the registered holders of the Warrant Certificates at their last addresses as they appear on the registry books of the Warrant Agent.

        (h) For the purposes of this Section 8, the term "Common Stock" shall mean (i) the class of stock designated as the common stock, par value $ 0.001 per share, of the Company, as of the date of this Agreement, and (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Section 8(a), shares of capital stock of the Company other than shares of Common Stock are issuable upon exercise of the Warrants, thereafter the number of such other shares so issuable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 8, and all other provisions of this Agreement with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in this Agreement and in the Warrant Certificates shall, in the event of an adjustment pursuant to this Section 8, be deemed to refer also to any other securities or property then issuable upon exercise of the Warrants as a result of such adjustments.

        Unless and to the extent that the Company shall exercise the option to issue new warrant certificates as provided in Section 19, irrespective of the fact that the Warrant Certificates theretofore and thereafter issued shall continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable were expressed in the Warrant Certificates when initially issued, such Warrant Certificates shall be deemed to refer to the Exercise Price and the number of shares purchasable as adjusted or changed pursuant to this Section 8.


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
        Section 9. Reorganization, Consolidation, Merger, Sale of Assets. In the event, after the date of this Agreement, as a result of the Company effecting a reorganization or as a result of a merger or consolidation of the Company into or with another corporation, or the sale or other transfer of the Company's property, assets and business substantially as an entirety to a successor corporation, the Common Stock is in effect changed, in whole or in part, into a different kind or class of stock or other securities or property (including cash), each Warrant will thereafter be deemed exercised for the right to receive the kind and amount of shares of stock or other securities or property to which such holder would have been entitled as a result of such consolidation, merger or sale had the Warrants been exercised immediately prior thereto. The provisions of this Section 9 shall similarly apply to successive reorganizations, mergers or consolidations or sales or other transfers.

        Section 10. Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon any exercise of Warrants, but in respect of any final fraction of a share it will make a payment in cash based on the current market price of the Common Stock as determined by the Warrant Agent in accordance with Section 8(e) of this Agreement on the business day next preceding the date the Warrant Certificates are surrendered for exercise.

        Section 11. Warrant Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Warrant Certificate or Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable upon the exercise of such Warrant for any purpose whatever, nor shall anything contained in this Agreement or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate or Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, or otherwise, until such Warrant shall have been exercised in accordance with the provisions hereof and the receipt of the Exercise Price payable upon such exercise by the Warrant Agent.

        Section 12. Rights of Action. All rights of action in respect to this Agreement are vested in the respective registered holders of the Warrant Certificates and any registered holder of any Warrant Certificate, without the consent of the Warrant Agent or of the holder of any other Warrant Certificate, may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise in respect of, his right to exercise his Warrant for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and in this Agreement.

        Section 13. Agreement of Warrant Certificate Holders. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and the Warrant Agent and with every other holder of Warrant Certificates that:

               (a) the Warrants are transferable only on the registry books of the Warrant Agent by the registered holder thereof in person or by his attorney duly authorized in writing, and only if surrendered at the principal office of the Warrant Agent, duly endorsed, or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion;

               (b) the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary; and

               (c) for a period of one year from [ ], 1998, no holder of a Warrant Certificate evidencing a Representative's Warrant or any shares of Common Stock received upon the exercise of such Warrants shall sell, sign, pledge or hypothecate such Warrant Certificate or such shares of Common Stock, except (i) transfers to officers of such holder, (ii) if such holder is a partnership, transfers to partners thereof, or (iii) transfers by operation of law, provided that the transferees in each case shall be subject to the transfer restrictions set forth in this
        Section 13(c).

        Section 14. Cancellation of Warrant Certificates. In the event the Company shall purchase or acquire upon exercise thereof or otherwise any Warrant Certificate or Warrant after the issuance thereof, such Warrant Certificate or Warrant shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent also shall cancel any Warrant Certificate delivered to it for exercise of the Warrants evidenced thereby, in whole or in part, or delivered to it for transfer, redemption, split-up, combination, or exchange of such Warrants.

        Section 15. Concerning the Warrant Agent. The Company agrees to pay to the Warrant Agent from time to time, on demand of the Warrant Agent, reasonable compensation for all services rendered by it hereunder and also its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in connection with this Agreement, except to the extent such loss liability or expense results from the gross negligence, willful misconduct or bad faith of the Warrant Agent as determined by a court of competent jurisdiction.

        Section 16. Merger or Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 17. In the event at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and in the event at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

        In the event at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in the event at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

        Section 17. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, and the Company and the holders of the Warrants, by their acceptance thereof, hereby agree to be bound by such terms and conditions:

               (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Warrant Agent shall be liable hereunder only for its own gross negligence, wilful misconduct or bad faith.

               (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

               (e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Exercise Price or the making of any change in the number of shares of Common Stock required under the provisions of
        Section 8 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrant Certificates after actual notice of any adjustment of the Exercise Price); nor shall it by any act under this Agreement be deemed to make any representation or warranty as to the authorization or reservation of any shares of

        Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will when issued be validly authorized and issued, fully paid and non-assessable.

               (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

               (g) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties under this Agreement from the President or a Vice President or the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and they shall not be liable for any action taken or suffered to be taken by them in good faith in accordance with instructions of any such officer.

        Section 18. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company by registered or certified mail, and to the registered holders of the Warrant Certificates by first class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the registered holders of the Warrant Certificates by first class mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of the Warrant Certificate (who shall, with such notice, submit his Warrant Certificate for inspection by the Company), then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York, in good standing, having its principal office in the City of New York, State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $100 Million. After appointment the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it under this Agreement, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Warrant Certificates. Failure to give any notice provided in this Section 18, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of successor Warrant Agent, as the case may be.

        Section 19. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the several Warrant Certificates to the contrary, the Company may, at its option, issue new Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number of shares of Common Stock purchasable under the Warrant Certificates made in accordance with the provisions of this Agreement.

        Section 20. Notices. Notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                      RealTrust Asset Corporation
                      2855 East Cottonwood Parkway
                      Suite 500
                      Salt Lake City, Utah  84121
                      Attention: Mr. John D. Fry

Subject to the provisions of Section 18, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Warrant Certificate to or on the Warrant Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

                      American Securities Transfer & Trust Incorporated
                      [                              ]



        Section 21. Modification of Agreement. The Warrant Agent may, without the consent or concurrence of the holders of the Warrants, by supplemental agreement or otherwise join with the Company in taking any changes or corrections in this Agreement that they shall have been advised by counsel (who may be counsel for the Company) (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, (b) add to the covenants and agreements of the Company in this Agreement further covenants and agreements thereafter to be observed, or surrender any right or power reserved to or conferred upon the Company in this Agreement, or (c) do not adversely affect, alter or change the rights, privileges or immunities of the holders of the Warrants.

        Section 22. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 23. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

        Section 24. Benefits of This Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon or give to any person or corporation other than the Company, the Warrant Agent and the holders of the Warrants any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their respective successors and of the Holders of the Warrants.

        Section 25. Descriptive Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 26. Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


                              REALTRUST ASSET CORPORATION, a
                              Maryland corporation

                              --------------------------------
                                Mr. John D. Fry
                                Chief Executive Officer



                              AMERICAN SECURITIES TRANSFER & TRUST
                              INCORPORATED, a ______________ corporation


                              By:____________________________

                              Title:__________________________

                                    EXHIBIT A


             (Form of Warrant Certificate for Common Stock Warrants)


No. W-                                                    Number of Warrants

          One Warrant is required to purchase one share of Common Stock

                           VOID AFTER [________], 2001

                           REALTRUST ASSET CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

        THIS CERTIFIES THAT for value received    , or registered assigns is
entitled, subject to the terms and conditions hereinafter set forth, to purchase from RealTrust Asset Corporation, a corporation incorporated under the laws of the State of Maryland (the "Company"), shares of fully paid and non-assessable common stock, $0.001 par value, of the Company (the "Common Stock"), upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed, at any time after the opening of business on the Detachment Date (as defined below) and on or prior to the close of business on [Insert date three years after the date of the Prospectus] at the principal office of American Securities Transfer & Trust Incorporated, warrant agent of the Company (the "Warrant Agent"), or its successor as Warrant Agent, in the City of [New York] and upon payment therefor of the exercise price of $[Insert initial public offering price] per whole share (the "Exercise Price"). Payment of the Exercise Price may be made (a) in the form of cash or by certified or official bank check payable to the order of the Company or (b) by surrendering additional Warrants or shares of Common Stock for cancellation to the extent the Company may lawfully accept shares of Common Stock, with the value per share of such Common Stock for such purpose being equal to current market price per share of Common Stock determined in accordance with Section 8(e) of the Warrant Agreement and the value of a Warrant being equal to the difference between such current market price per share of Common Stock and the Exercise Price.

        This Warrant Certificate is subject to all of the terms, provisions and conditions of that certain warrant agreement dated as of April __, 1998, between the Company and the Warrant Agent (the "Warrant Agreement"), which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Warrant Agent, the Company and the holders of the Warrant Certificates. Capitalized terms used herein without definitions shall have the meanings given such terms in the Warrant Agreement. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent. Certain terms of the Warrant Agreement are summarized on the reverse side hereof.

        As provided in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

        The Warrants shall automatically detach from the shares of Common Stock to which they were attached six months after the date of issuance (the "Detachment Date"), and thereafter may be transferred separately therefrom.

        This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

        Witness the facsimile signatures of the proper officers of the Company
and its corporate seal. Dated as of    , 1998.


                            REALTRUST ASSET CORPORATION, a
                            Maryland corporation


                                   By_________________________________________
                                                                     President


                            and


                                   By.........................................
                                                                     Secretary


Countersigned:

AMERICAN SECURITIES TRANSFER & TRUST
INCORPORATED, a ___________ corporation

                             Warrant Agent

        By_________________________________________
                        AUTHORIZED SIGNATURE

                  (FORM OF REVERSE SIDE OF WARRANT CERTIFICATE)

        The Warrant Agreement provides for adjustments to the Exercise Price set forth on the facing side of this Warrant Certificate as follows: (a) In the event the Company after the date hereof shall (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock of the Company, or
(ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, or (v) issue shares of capital stock at a price below the greater of (a) [price to public] or (b) fair market value (provided that this clause (v) shall not apply to firm underwriting offerings), the exercise right and the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter surrendering such Warrant for exercise shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior to the record date for such action or to such action, as appropriate. An adjustment made pursuant to this paragraph (a) shall, in the case of a subdivision, combination or reclassification become effective retroactively immediately after the effective date thereof and shall, in case of a dividend or distribution, become effective retroactively immediately after the record date thereof. If, as a result of an adjustment made pursuant to this paragraph (a), the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be described in a certificate filed with the Warrant Agent) shall in good faith determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

        (b) In the event the Company after the date hereof shall distribute to all the holders of Common Stock any dividend or other distribution (other than a cash distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or any evidence of indebtedness or any assets with respect to the Common Stock, or rights to subscribe or purchase shares of Common Stock at a price per share less then the current market price per share of Common Stock (as defined in paragraph (e) below) at the record date referenced below, then, and thereafter successively upon each such distribution, the Exercise Price in effect immediately prior to such distribution shall forthwith be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution by a fraction the numerator of which shall be the current market price per share of Common Stock (as defined in paragraph (e) below) at the record date referenced below, less the then fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a certificate filed with the Warrant Agent) of the portion of such evidences of indebtedness or such assets so distributed, or of such subscription or purchase rights, applicable to one share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. An adjustment made pursuant to this paragraph
(b) shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

        (c) After each adjustment of the Exercise Price pursuant to paragraphs
(a) and (b) above, the total number of shares of Common Stock or fractional part thereof purchasable upon the exercise of each Warrant shall be proportionately adjusted to such number of shares or fractional part thereof as the total Exercise Price of the number of shares or fractional part thereof purchasable immediately prior to such adjustment will buy at the adjusted Exercise Price.

        (d) The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under paragraphs
(a) and (b) above.

        (e) For the purposes of any computation under paragraphs (a) and (b) above, the current market price per share of Common Stock as of any date of determination shall be deemed to be the average of the daily closing prices for the 10 consecutive trading days preceding the date of determination. The closing price foreach day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case as officially reported by the principal stock exchange on which the Common Stock is listed or admitted to trading, or, the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ or similar organization if NASDAQ is no longer reporting such information.

        (f) No adjustment of the Exercise Price shall be required under paragraphs (a) and (b) above if the amount of such adjustment is less than 1%; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive any dividend or distribution and shall, thereafter and before the distribution to stockholders of any such dividend or distribution, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment of the Exercise Price shall be required by reason of the taking of such record. All calculations under these provisions shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        (g) Whenever the Exercise Price is adjusted pursuant to these provisions, the Company shall promptly file with the Warrant Agent and with each transfer agent for the Common Stock a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, and specifying the Exercise Price and the number or kind or class of shares or other securities or property purchasable upon exercise of the several Warrants after giving effect to such adjustment, and will cause to be mailed, first class, postage prepaid, a brief summary thereof to the registered holders of the Warrant Certificates at their last addresses as they appear on the registry books of the Warrant Agent.

        (h) For the purposes of these provisions, the term "Common Stock" shall mean (i) the class of stock designated as the common stock, par value $0.001 per share, of the Company, at the date of the Warrant Agreement or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a), shares of capital stock of the Company other than shares of Common Stock are issuable upon exercise of the Warrants, thereafter the number of such other shares so issuable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in these provisions, and all other provisions of the Warrant Agreement with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in the Warrant Agreement and in the Warrant Certificates shall, in the event of an adjustment pursuant to these provisions, be deemed to refer also to any other securities or property then issuable upon exercise of the Warrants as a result of such adjustments.

        Unless and to the extent that the Company shall exercise the option to issue new Warrant Certificates as provided in the Warrant Agreement, irrespective of the fact that the Warrant Certificates theretofore and thereafter issued shall continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable were expressed in the Warrant Certificates when initially issued, such Warrant Certificates shall be deemed to refer to the Exercise Price and the number of shares purchasable as adjusted or changed pursuant to these provisions.

        This Warrant Certificate, with our without other Warrant Certificates, upon surrender at the principal office of the Warrant Agent may be exchanged for another Warrant Certificate or Warrant Certificates entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered entitled him to purchase. If this Warrant Certificate shall be exercised in part, the holderhereof shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of shares not purchased upon such exercise.

        No fractional shares will be issued upon the exercise of rights to purchase hereunder. As to any final fraction of a share which the same holder of one or more Warrant Certificates, the rights to purchase under which are exercised in the same transaction, would otherwise be entitled to purchase on such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

        No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrants evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable as provided in the Warrant Agreement.

        Every holder of this Warrant Certificate by accepting the same consents and agrees with the Company, the Warrant Agent, and with every other holder of a Warrant Certificate that:

               (a) this Warrant Certificate is transferable only by the registered holder hereof in person or by his attorney duly authorized in writing, and only at the principal office of the Warrant Agent duly endorsed, or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion; and

               (b) the Company and the Warrant Agent may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                                    [FORM OF]
                              ELECTION TO PURCHASE


_________________________________
The Warrant Agent


Attention: ______________________

        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant(s) for, and to purchase thereunder,
 ............... shares of the stock provided for therein, and requests that certificates for such shares and a certified check in payment of any fractional share interest be issued in the name of and sent to:

--------------------------------------------------------------------------------
                                (Please Print Name and Address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned warrantholder or his assignee as below indicated and delivered to the address stated below.

        In payment of the Exercise Price, the undersigned hereby and together herewith tenders payment in accordance with Section 7 of the Warrant Agreement.

        Dated: _________________, 199___

Name of Warrantholder or Assignee: ---------------------------------------------
                                 (Please Print)
Address:       -----------------------------------------------------------------
               -----------------------------------------------------------------

Signature:     -----------------------------------------------------------------


                                (Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever unless this Warrant Certificate has been assigned.)

Signature
Guaranteed:    ------------------------

                                    [FORM OF]
                                   ASSIGNMENT

        For value received -----------------------------------------------------
hereby sell, assign, and transfer unto -----------------------------------------
                                             (Please Print Name and Address)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------- of the Warrants represented by the within Certificate, together with all right, title and interest therein, and do hereby irrevocably constitute and appoint
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
attorney, to transfer said Warrant(s) on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:  ______________, 199_
Signature
--------------------------------------------------------------------------------

                                (Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever unless this Warrant Certificate has been assigned.)

Signature
Guaranteed:
            ------------------------------

                                    EXHIBIT B



           (FORM OF WARRANT CERTIFICATE FOR REPRESENTATIVE'S WARRANTS)



NO. W-                                                       NUMBER OF WARRANTS


          ONE WARRANT IS REQUIRED TO PURCHASE ONE SHARE OF COMMON STOCK

                              VOID AFTER [ ], 2001

                           REALTRUST ASSET CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

        THIS CERTIFIES THAT for value received     , or registered assigns is
entitled, subject to the terms and conditions hereinafter set forth, to purchase from RealTrust Asset Corporation, a corporation incorporated under the laws of the State of Maryland (the "Company"), shares of fully paid and non-assessable common stock, $0.001 par value, of the Company (the "Common Stock"), upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed, at any time after the opening of business on [ ], 1998, and on or prior to the close of business on [ ], 2001, at the principal office of American Securities Transfer & Trust Incorporated, warrant agent of the Company (the "Warrant Agent"), or its successor as Warrant Agent, in the City of [ ] and upon payment therefor of the exercise price of [$ ] per whole share (the "Exercise Price"). Payment of the Exercise Price may be made (a) in the form of cash or by certified or official bank check payable to the order of the Company or (b) by surrendering additional Warrants or shares of Common Stock for cancellation to the extent the Company may lawfully accept shares of Common Stock, with the value per share of such Common Stock for such purpose being equal to current market price per share of Common Stock determined in accordance with Section 8(e) of the Warrant Agreement and the value of a Warrant being equal to the difference between such current market price per share of Common Stock and the Exercise Price.

        This Warrant Certificate is subject to all of the terms, provisions and conditions of that certain Warrant Agreement, dated as of April __, 1998, between the Company and the Warrant Agent (the "Warrant Agreement"), which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Warrant Agent, the Company and the holders of the Warrant Certificates. Capitalized terms used herein without definitions shall have the meanings given such terms in the Warrant Agreement. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent. Certain terms of the Warrant Agreement are summarized on the reverse side hereof.

        For a period of one year from March __, 1998, sales, transfers, assignments, pledges and hypothecations of this Warrant Certificate are prohibited by the holder hereof, except (i) transfers to officers of such holder, (ii) if such holder is a partnership transfers to partners thereof, or
(iii) transfers by operation of law; provided the transferees in each case shall be subject to the transfer restrictions set forth in this paragraph.

        As provided in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

        This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

        Witness the facsimile signatures of the proper officers of the Company
and its corporate seal. Dated as of    , 1998.


                         REALTRUST ASSET CORPORATION, a
                         Maryland corporation


                                By_________________________________________
                                                                  President


                         and


                                By_________________________________________
                                                                  Secretary


Countersigned:

AMERICAN SECURITIES TRANSFER & TRUST
INCORPORATED, a ___________ corporation

                             Warrant Agent


        By_________________________________________
                        AUTHORIZED SIGNATURE

                  (FORM OF REVERSE SIDE OF WARRANT CERTIFICATE)

        The Warrant Agreement provides for adjustments to the Exercise Price set forth on the facing side of this Warrant Certificate as follows: (a) In the event the Company after the date hereof shall (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock of the Company, or
(ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, or (v) issue shares of capital stock at a price below the greater of (a) [price to public] or (b) fair market value (provided that this clause (v) shall not apply to firm underwriting offerings), the exercise right and the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter surrendering such Warrant for exercise shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior to the record date for such action or to such action, as appropriate. An adjustment made pursuant to this paragraph (a) shall, in the case of a subdivision, combination or reclassification become effective retroactively immediately after the effective date thereof and shall, in case of a dividend or distribution, become effective retroactively immediately after the record date thereof. If, as a result of an adjustment made pursuant to this paragraph (a), the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be described in a certificate filed with the Warrant Agent) shall in good faith determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

        (b) In the event the Company after the date hereof shall distribute to all the holders of Common Stock any dividend or other distribution (other than a cash distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or any evidence of indebtedness or any assets with respect to the Common Stock, or rights to subscribe or purchase shares of Common Stock at a price per share less then the current market price per share of Common Stock (as defined in paragraph (e) below) at the record date referenced below, then, and thereafter successively upon each such distribution, the Exercise Price in effect immediately prior to such distribution shall forthwith be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution by a fraction the numerator of which shall be the current market price per share of Common Stock (as defined in paragraph (e) below) at the record date referenced below, less the then fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a certificate filed with the Warrant Agent) of the portion of such evidences of indebtedness or such assets so distributed, or of such subscription or purchase rights, applicable to one share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. An adjustment made pursuant to this paragraph
(b) shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

        (c) After each adjustment of the Exercise Price pursuant to paragraphs
(a) and (b) above, the total number of shares of Common Stock or fractional part thereof purchasable upon the exercise of each Warrant shall be proportionately adjusted to such number of shares or fractional part thereof as the total Exercise Price of the number of shares or fractional part thereof purchasable immediately prior to such adjustment will buy at the adjusted Exercise Price.

        (d) The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under paragraphs
(a) and (b) above.

        (e) For the purposes of any computation under paragraphs (a) and (b) above, the current market price per share of Common Stock as of any date of determination shall be deemed to be the average of the daily closing prices for the 10 consecutive trading days preceding the date of determination. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case as officially reported by the principal stock exchange on which the Common Stock is listed or admitted to trading, or, the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ or similar organization if NASDAQ is no longer reporting such information.

        (f) No adjustment of the Exercise Price shall be required under paragraphs (a) and (b) above if the amount of such adjustment is less than 1%; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive any dividend or distribution and shall, thereafter and before the distribution to stockholders of any such dividend or distribution, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment of the Exercise Price shall be required by reason of the taking of such record. All calculations under these provisions shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        (g) Whenever the Exercise Price is adjusted pursuant to these provisions, the Company shall promptly file with the Warrant Agent and with each transfer agent for the Common Stock a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, and specifying the Exercise Price and the number or kind or class of shares or other securities or property purchasable upon exercise of the several Warrants after giving effect to such adjustment, and will cause to be mailed, first class, postage prepaid, a brief summary thereof to the registered holders of the Warrant Certificates at their last addresses as they appear on the registry books of the Warrant Agent.

        (h) For the purposes of these provisions, the term "Common Stock" shall mean (i) the class of stock designated as the common stock, par value $0.001 per share, of the Company, at the date of the Warrant Agreement or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a), shares of capital stock of the Company other than shares of Common Stock are issuable upon exercise of the Warrants, thereafter the number of such other shares so issuable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in these provisions, and all other provisions of the Warrant Agreement with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in the Warrant Agreement and in the Warrant Certificates shall, in the event of an adjustment pursuant to these provisions, be deemed to refer also to any other securities or property then issuable upon exercise of the Warrants as a result of such adjustments.

        Unless and to the extent that the Company shall exercise the option to issue new Warrant Certificates as provided in the Warrant Agreement, irrespective of the fact that the Warrant Certificates theretofore and thereafter issued shall continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable were expressed in the Warrant Certificates when initially issued, such Warrant Certificates shall be deemed to refer to the Exercise Price and the number of shares purchasable as adjusted or changed pursuant to these provisions.

        This Warrant Certificate, with our without other Warrant Certificates, upon surrender at the principal office of the Warrant Agent may be exchanged for another Warrant Certificate or Warrant Certificates entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered entitled him to purchase. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of shares not purchased upon such exercise.

        No fractional shares will be issued upon the exercise of rights to purchase hereunder. As to any final fraction of a share which the same holder of one or more Warrant Certificates, the rights to purchase under which are exercised in the same transaction, would otherwise be entitled to purchase on such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

        No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrants evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable as provided in the Warrant Agreement.

        Every holder of this Warrant Certificate by accepting the same consents and agrees with the Company, the Warrant Agent, and with every other holder of a Warrant Certificate that:

               (a) this Warrant Certificate is transferable only by the registered holder hereof in person or by his attorney duly authorized in writing, and only at the principal office of the Warrant Agent duly endorsed, or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion;

               (b) the Company and the Warrant Agent may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary; and

               (c) for a period of one year from [ ], 1998, no holder of a Warrant Certificate evidencing a Representative's Warrant or any shares of Common Stock received upon the exercise of such Warrants shall sell, sign, pledge or hypothecate such Warrant Certificate or such shares of Common Stock, except (i) transfers to officers of such holder, (ii) if such holder is a partnership, transfers to partners thereof, or (iii) transfers by operation of law, provided that the transferees in each case shall be subject to the transfer restrictions set forth in this paragraph (c).

                                    [FORM OF]
                              ELECTION TO PURCHASE


----------------------------------
The Warrant Agent


Attention: ______________________

        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant(s) for, and to purchase thereunder, _______________ shares of the stock provided for therein, and requests that certificates for such shares and a certified check in payment of any fractional share interest be issued in the name of and sent to:

--------------------------------------------------------------------------------
                                (Please Print Name and Address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned warrantholder or his assignee as below indicated and delivered to the address stated below.

        In payment of the Exercise Price, the undersigned hereby and together herewith tenders payment in accordance with Section 7 of the Warrant Agreement.

        Dated: _________________, 199___

Name of Warrantholder or Assignee: _____________________________________________
                                                 (Please Print)
Address:       _________________________________________________________________
               _________________________________________________________________

Signature:     _________________________________________________________________

                                (Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever unless this Warrant Certificate has been assigned.)

Signature
Guaranteed:    ________________________

                                           [FORM OF]
                                          ASSIGNMENT

        For value received _____________________________________________________
hereby sell, assign, and transfer unto _________________________________________
                                             (Please Print Name and Address)


________________________________________________________________________________
________________________________________________________________________________
_______________________________________ of the Warrants represented by the within Certificate, together with all right, title and interest therein, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
________________________________________________________________________________
attorney, to transfer said Warrant(s) on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:  ______________, 199_
Signature
________________________________________________________________________________
                                (Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever unless this Warrant Certificate has been assigned.)

Signature
Guaranteed: ______________________________